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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                 April 7, 1997


          Toyota Motor Credit Receivables Corporation on behalf of the
                 Toyota Auto Receivables 1997-A Grantor Trust
          ------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



            California                 333-4336              33-056836
     ------------------------        ------------        -------------------
     (State of Incorporation)        (Commission          (I.R.S. Employer
                                     File Number)        Identification No.)


         19001 South Western Avenue                          90509
            Torrance, California                           ----------
         --------------------------                        (Zip Code)
           (Address of Principal
            Executive Offices)

       Registrant's telephone number, including area code (310) 787-1310

                                   No Change
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)



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         Item 5.  Other Events.

         Attached as Exhibit 99.1 are certain materials (the "Term Sheet") furnished by the Registrant and Credit Suisse First Boston Corporation and Lehman Brothers Inc. (collectively, the "Underwriters"), relating to the Toyota Auto Receivables 1997-A Grantor Trust __% Asset Backed Certificates, Class A, __% Asset Backed Certificates, Class B, and __% Asset Backed Certificates Class C (the "Offered Certificates"). The Offered Certificates will be offered pursuant to a Prospectus Supplement to a Prospectus, each to be filed with the Commission pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended (the "Act") within 48 hours of the first use thereof (the Prospectus Supplement and the Prospectus are collectively referred to herein as the "Prospectus"). The Offered Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (Commission File No. 333-4336) (the "Registration Statement").

         Any statements or information contained in the Term Sheet shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.


         Item 7. Financial Statements; Pro Forma Financial Information and Exhibits.

         (a)     Not applicable.

         (b)     Not applicable.

         (c)     Exhibits:

                          99.1 Term Sheet relating to the Toyota Auto Receivables 1996-A Grantor Trust __% Asset Backed Certificates,Class A __% Asset Backed Certificates, Class B, and __% Asset Backed Certificates Class C.





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                                 Exhibit Index

Exhibit                                                                    Page
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
 99.1     Term Sheet relating to the Toyota Auto Receivables
          1996-A Grantor Trust __% Asset Backed Certificates,
          Class A __% Asset Backed Certificates, Class B, and
          __% Asset Backed Certificates Class C . . . . . . . . . . . . .     5





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         Pursuant to the requirements of Section 12 of the Securities and
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


April 8, 1997                         TOYOTA MOTORCREDIT RECEIVABLES
                                        CORPORATION


                                      By:  /s/ Lloyd Mistele
                                          ---------------------------
                                          Name: Lloyd Mistele
                                          Title: President





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